Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2018 FIRST QUARTER FINANCIAL RESULTS
Record first quarter EPS of $1.93 per diluted share,
up 20% over prior year EPS

Record first quarter EPS of $1.93 per diluted share,
up 22% over adjusted prior year EPS (a non-GAAP measure)

DULUTH, GA, April 24, 2018 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the first quarter 2018 of $40.1 million ($1.93 per diluted share). This compares to net income of $34.0 million ($1.61 per diluted share) and adjusted net income (a non-GAAP measure) of $33.4 million ($1.58 per diluted share) in the prior year quarter. Net income for the first quarter 2017 was adjusted for a $0.9 million pre-tax gain on legal settlements ($0.03 per diluted share).
On January 1, 2018, the company adopted ASC 606 for revenue recognition which impacted F&I and parts and service revenue and gross profit. The net impact of adopting ASC 606 in the first quarter was to reduce net income by $0.9 million and EPS by $0.04.
As a result of tax legislation passed in December 2017, the tax rate in the first quarter of 2018 was 25% compared to 36% in the first quarter of 2017.
“In a flat SAAR environment, we delivered both F&I and parts and service gross profit growth,” said David Hult, Asbury's President and Chief Executive Officer. “We continued with our balanced approach to capital allocation, repurchasing $20 million of our common stock, acquiring a Honda dealership in the Indiana market, and contracting to acquire two more dealerships in the Atlanta market in the second quarter.”
First Quarter 2018 Operational Summary
Same store:

•	Total revenue increased 2%; gross profit increased 1%

•	New vehicle revenue increased 1%; gross profit decreased 6%

•	Used vehicle retail revenue increased 4%; gross profit decreased 5%

•	Finance and insurance revenue and gross profit increased 2%

•	Parts and service customer pay gross profit increased 5%

Total store:

•	SG&A as a percentage of gross profit decreased 20 basis points to 69.4%

•	Income from operations as a percentage of revenue was 4.5%

•	Adjusted EPS from operations increased 22%
Strategic Highlights:

•	Purchased a Honda dealership in the Indiana market, which should generate approximately $120 million in annual revenue

•	Repurchased $20 million of common stock

•	On track to close two acquisitions in the Atlanta market by the end of the second quarter 2018, which combined should generate approximately $120 million in annual revenue

Additional commentary regarding the first quarter results will be provided during the earnings conference call on April 24, 2018 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (800) 239-9838 (domestic), or (323) 794-2551 (international); passcode - 8795980. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 8795980.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 81 dealerships, consisting of 95 franchises, representing 29 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$857.1	$832.5	$24.6	3%
Used vehicle:
Retail	435.8	415.4	20.4	5%
Wholesale	48.8	46.4	2.4	5%
Total used vehicle	484.6	461.8	22.8	5%
Parts and service	199.3	191.5	7.8	4%
Finance and insurance, net	68.2	65.9	2.3	3%
TOTAL REVENUE	1,609.2	1,551.7	57.5	4%
GROSS PROFIT:
New vehicle	38.6	40.4	(1.8)	(4)%
Used vehicle:
Retail	32.2	33.0	(0.8)	(2)%
Wholesale	1.3	0.9	0.4	44%
Total used vehicle	33.5	33.9	(0.4)	(1)%
Parts and service	125.1	119.9	5.2	4%
Finance and insurance, net	68.2	65.9	2.3	3%
TOTAL GROSS PROFIT	265.4	260.1	5.3	2%
OPERATING EXPENSES:
Selling, general and administrative	184.2	181.1	3.1	2%
Depreciation and amortization	8.2	7.9	0.3	4%
Other operating income, net	(0.2)	(1.2)	1.0	83%
INCOME FROM OPERATIONS	73.2	72.3	0.9	1%
OTHER EXPENSES (INCOME):
Floor plan interest expense	6.6	5.3	1.3	25%
Other interest expense, net	13.0	13.3	(0.3)	(2)%
Swap interest expense	0.2	0.6	(0.4)	(67)%
Total other expenses (income), net	19.8	19.2	0.6	3%
INCOME BEFORE INCOME TAXES	53.4	53.1	0.3	1%
Income tax expense	13.3	19.1	(5.8)	(30)%
NET INCOME	$40.1	$34.0	$6.1	18%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$1.95	$1.62	$0.33	20%
Diluted—
Net income	$1.93	$1.61	$0.32	20%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.6	21.0	(0.4)	(2)%
Restricted stock	0.1	—	0.1	—%
Performance share units	0.1	0.1	—	—%
Diluted	20.8	21.1	(0.3)	(1)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended March 31,		Increase (Decrease)		% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,252	5,114	138		3%
Import	14,021	13,674	347		3%
Domestic	4,386	4,678	(292)		(6)%
Total new vehicle	23,659	23,466	193		1%
Used vehicle retail	20,570	20,067	503		3%
Used to new ratio	86.9%	85.5%	140 bps
Average selling price
New vehicle	$36,227	$35,477	$750		2%
Used vehicle retail	21,186	20,701	485		2%
Average gross profit per unit
New vehicle:
Luxury	$3,713	$3,539	$174		5%
Import	799	1,046	(247)		(24)%
Domestic	1,801	1,710	91		5%
Total new vehicle	1,632	1,722	(90)		(5)%
Used vehicle	1,565	1,644	(79)		(5)%
Finance and insurance, net	1,542	1,514	28		2%
Front end yield (1)	3,143	3,200	(57)		(2)%
Gross margin
New vehicle:
Luxury	6.8%	6.6%	20 bps
Import	2.8%	3.8%	(100) bps
Domestic	4.6%	4.5%	10 bps
Total new vehicle	4.5%	4.9%	(40) bps
Used vehicle retail	7.4%	7.9%	(50) bps
Parts and service	62.8%	62.6%	20 bps
Total gross profit margin	16.5%	16.8%	(30) bps
SG&A metrics
Rent expense	$6.3	$6.9	$(0.6)		(9)%
Total SG&A as a percentage of gross profit	69.4%	69.6%	(20) bps
SG&A, excluding rent expense as a percentage of gross profit	67.0%	67.0%	0 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.7%	(20	) bps
Income from operations as a percentage of gross profit	27.6%	27.8%	(20) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Adjusted income from operations as a percentage of gross profit	27.6%	27.5%	10 bps
Revenue mix
New vehicle	53.3%	53.7%
Used vehicle retail	27.1%	26.8%
Used vehicle wholesale	3.0%	3.0%
Parts and service	12.4%	12.3%
Finance and insurance	4.2%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.5%	15.5%
Used vehicle retail	12.2%	12.8%
Used vehicle wholesale	0.5%	0.3%
Parts and service	47.1%	46.1%
Finance and insurance	25.7%	25.3%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$286.0	$272.8	$13.2	5%
Import	383.7	379.7	4.0	1%
Domestic	166.1	177.6	(11.5)	(6)%
Total new vehicle	835.8	830.1	5.7	1%
Used Vehicle:
Retail	425.2	410.6	14.6	4%
Wholesale	47.6	45.7	1.9	4%
Total used vehicle	472.8	456.3	16.5	4%
Parts and service	196.2	191.1	5.1	3%
Finance and insurance, net	67.0	65.4	1.6	2%
Total revenue	$1,571.8	$1,542.9	$28.9	2%

Gross profit
New vehicle:
Luxury	$19.5	$18.1	$1.4	8%
Import	10.8	14.3	(3.5)	(24)%
Domestic	7.5	7.9	(0.4)	(5)%
Total new vehicle	37.8	40.3	(2.5)	(6)%
Used Vehicle:
Retail	31.1	32.7	(1.6)	(5)%
Wholesale	1.4	1.0	0.4	40%
Total used vehicle	32.5	33.7	(1.2)	(4)%
Parts and service:
Customer pay	69.6	66.1	3.5	5%
Warranty	18.7	20.3	(1.6)	(8)%
Wholesale parts	5.7	5.2	0.5	10%
Parts and service, excluding reconditioning and preparation	94.0	91.6	2.4	3%
Reconditioning and preparation	28.9	27.9	1.0	4%
Total parts and service	122.9	119.5	3.4	3%
Finance and insurance	67.0	65.4	1.6	2%
Total gross profit	$260.2	$258.9	$1.3	1%

SG&A expense	$180.4	$179.5	$0.9	1%
SG&A expense as a percentage of gross profit	69.3%	69.3%	0 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,252	5,114	138	3%
Import	13,511	13,637	(126)	(1)%
Domestic	4,202	4,639	(437)	(9)%
Total new vehicle	22,965	23,390	(425)	(2)%
Used vehicle retail	20,000	19,770	230	1%
Used to new ratio	87.1%	84.5%	260 bps

Average selling price
New vehicle	$36,395	$35,490	$905	3%
Used vehicle retail	21,260	20,769	491	2%

Average gross profit per unit
New vehicle:
Luxury	$3,713	$3,539	$174	5%
Import	799	1,049	(250)	(24)%
Domestic	1,785	1,703	82	5%
Total new vehicle	1,646	1,723	(77)	(4)%
Used vehicle retail	1,555	1,654	(99)	(6)%
Finance and insurance, net	1,559	1,515	44	3%
Front end yield (1)	3,163	3,207	(44)	(1)%

Gross margin
New vehicle:
Luxury	6.8%	6.6%	20 bps
Import	2.8%	3.8%	(100) bps
Domestic	4.5%	4.4%	10 bps
Total new vehicle	4.5%	4.9%	(40) bps
Used vehicle retail	7.3%	8.0%	(70) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.9%	47.9%	0 bps
Parts and service, including reconditioning and preparation	62.6%	62.5%	10 bps
Total gross profit margin	16.6%	16.8%	(20) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	March 31, 2018	December 31, 2017	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$4.8	$4.7	$0.1	2%
New vehicle inventory	723.7	646.5	77.2	12%
Used vehicle inventory	149.8	135.9	13.9	10%
Parts inventory	39.3	43.6	(4.3)	(10)%
Total current assets	1,326.6	1,302.1	24.5	2%
Floor plan notes payable	795.1	732.1	63.0	9%
Total current liabilities	1,101.1	1,058.2	42.9	4%

CAPITALIZATION:
Long-term debt (including current portion)	$872.1	$875.5	$(3.4)	—%
Shareholders' equity	424.3	394.2	30.1	8%
Total	$1,296.4	$1,269.7	$26.7	2%

	March 31, 2018	December 31, 2017
DAYS SUPPLY
New vehicle inventory	66	53
Used vehicle inventory	29	31
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Three Months Ended March 31,
	2018	2017
Luxury:
Mercedes-Benz	7%	7%
Lexus	6%	6%
BMW	6%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	8%
Total luxury	33%	33%
Imports:
Honda	20%	17%
Nissan	11%	13%
Toyota	11%	11%
Other imports	5%	5%
Total imports	47%	46%
Domestic:
Ford	10%	12%
Chevrolet	5%	4%
Dodge	2%	3%
Other domestics	3%	2%
Total domestic	20%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	March 31, 2018	December 31, 2017
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$872.1	$875.5

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$145.2	$139.1

Add:
Depreciation and amortization	32.5	32.1
Income tax expense	64.1	70.0
Swap and other interest expense	55.3	55.9
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$297.1	$297.1

Non-core items - (income) expense:
Franchise rights impairment	$5.1	$5.1
Real estate-related charges	2.9	2.9
Investment income	(0.8)	(0.8)
Legal settlements	—	(0.9)
Gain on divestitures	—	—
Total non-core items	7.2	6.3

Adjusted EBITDA	$304.3	$303.4

Adjusted leverage ratio	2.9	2.9

	For the Three Months Ended March 31,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$73.2	$72.3
Legal settlements	—	(0.9)
Adjusted income from operations	$73.2	$71.4

Adjusted net income:
Net income	$40.1	$34.0

Non-core items - (income) expense:
Legal settlements	—	(0.9)
Income tax (benefit) expense on non-core items above	—	0.3
Total non-core items	—	(0.6)
Adjusted net income	$40.1	$33.4

Adjusted diluted earnings per share (EPS):
Diluted EPS	$1.93	$1.61

Total non-core items	—	(0.03)
Adjusted diluted EPS	$1.93	$1.58

Weighted average common shares outstanding - diluted	20.8	21.1